                          SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of Commission Only
[ X ]  Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                       Rockwell International Corporation
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       Rockwell International Corporation
--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration  No.:
                                                --------------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                                                                          [LOGO]

December 29, 1998

Dear Shareowner:

You are cordially invited to attend the annual meeting of shareowners of the Corporation.

The meeting will be held in The Plaza Ballroom at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on Wednesday, February 3, 1999, at 10 a.m. At the meeting there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.

If you plan to attend the meeting, please request an admittance card in one of the ways described in the box on the last page of the proxy statement.

It is sincerely hoped that as many shareowners as can conveniently attend will do so.


Sincerely yours,

/s/ DON H. DAVIS, JR.

Don H. Davis, Jr.
Chairman of the Board and Chief Executive Officer

                       ROCKWELL INTERNATIONAL CORPORATION
          ------------------------------------------------------------
          600 Anton Boulevard, Suite 700, Costa Mesa, California 92626



                  Notice of 1999 Annual Meeting of Shareowners



TO THE SHAREOWNERS OF
ROCKWELL INTERNATIONAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareowners of Rockwell International Corporation will be held in The Plaza Ballroom at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on Wednesday, February 3, 1999, at 10 a.m. (Pacific Standard Time) for the following purposes:

     (a) to elect four members of the Board of Directors of the Corporation with terms expiring at the Annual Meeting in 2002 and one member of the Board of Directors of the Corporation with a term expiring at the Annual Meeting in 2000;

     (b) to consider and vote upon a proposal to approve the selection by the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Corporation; and

     (c) to transact such other business as may properly come before the meeting.

     Only shareowners of record at the close of business on December 11, 1998, will be entitled to notice of, and to vote at, the meeting.


By order of the Board of Directors.

/s/ WILLIAM J. CALISE, JR.

William J. Calise, Jr.
Secretary

December 29, 1998




 NOTE: THE BOARD OF DIRECTORS SOLICITS VOTES BY THE EXECUTION AND PROMPT RETURN
     OF THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE OR BY USE OF
           THE CORPORATION'S TELEPHONE OR INTERNET VOTING PROCEDURES.

                                Proxy Statement

     The 1999 Annual Meeting of Shareowners of Rockwell International Corporation will be held on February 3, 1999, for the purposes set forth in the accompanying Notice of 1999 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about December 29, 1998, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a shareowner duly executes and returns a proxy in the accompanying form or uses the Corporation's telephone or internet voting procedures to authorize the named proxies to vote the shareowner's shares, those shares will be voted as specified, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy and any votes cast using the Corporation's telephone or internet voting procedures may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy, by casting a later vote using the telephone or internet voting procedures or by attending the meeting and voting in person.

     The Corporation, which was incorporated in 1996, is the successor to the former Rockwell International Corporation, which was incorporated in 1928, as the result of a tax-free reorganization completed December 6, 1996. References in this Proxy Statement to the Corporation, Board of Directors and executive officers of the Corporation with respect to periods on or prior to December 6, 1996 shall mean, unless otherwise stated, the predecessor corporation and its Board of Directors and executive officers.

     It is the Corporation's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

     For shareowners participating in the ChaseMellon Investor Services Program for Rockwell shareowners, the administering bank will vote the shares that it holds for the participant's account only in accordance with the proxy returned by the participant to the Corporation, or in accordance with instructions given pursuant to the Corporation's telephone or internet voting procedures or in accordance with other written instructions.

                               VOTING SECURITIES

     On December 11, 1998, the Corporation had outstanding 189,763,008 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. On December 11, 1998, Wells Fargo Bank, N.A., Los Angeles, California, as trustee under the Corporation's Savings Plans for its participating employees and former employees of the Corporation or its predecessor, held 36,943,816 shares of Common Stock, representing approximately 19.5% of the total outstanding Common Stock. Shares held by the trustee on account of participants will be voted by the trustee in accordance with written instructions from the participants, or instructions from the participants given pursuant to the Corporation's telephone or internet voting procedures, and where no instructions are received, as the trustee deems proper.

                             ELECTION OF DIRECTORS

     The Corporation's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits.

     There are four directors whose terms expire at the 1999 Annual Meeting. In addition, two directors whose terms would have expired at the 2000 Annual Meeting resigned during the year. Ms. Judith L. Estrin, a member of the Environmental and Social Responsibility and the Science and Technology Committees of the Board, resigned effective August 15, 1998, and Richard M. Bressler, Chairman of the Board Composition Committee and a member of the Audit, Compensation and Management Development and Executive Committees of the Board, resigned effective December 31, 1998. Accordingly, the Board of Directors has decreased the number of directors of the Corporation to eleven, effective immediately prior to the Annual

Meeting, four of whom will be directors in each of the classes with terms extending to the 2001 and 2002 Annual Meetings, respectively, and three of whom will be directors in the class with terms extending to the 2000 Annual Meeting, and until their successors are elected and qualify. In light of the retirement of Dr. Lew Allen, Jr. following the 1998 Annual Meeting and the resignations of Ms. Estrin and Mr. Bressler, the Board requested Mr. William S. Sneath, whose term expires at the 1999 Annual Meeting and who would otherwise not stand for re-election in accordance with the Board's policy on retirement of directors, and he agreed, to stand for election as a director with a term expiring at the 2000 Annual Meeting and until his successor is elected and qualifies.

     It is intended that proxies in the accompanying form properly executed and returned to the Corporation's proxy tabulator or shares properly authorized to be voted in accordance with the Corporation's telephone or internet voting procedures will be voted at the meeting, unless authority to do so is withheld, for the election as directors of the four nominees specified in Nominees for Directors with Terms Expiring in 2002 and the one nominee specified in Nominee for Director with Term Expiring in 2000 below, all of whom, except Mr. Robert B. Shapiro, now serve as directors with terms extending to the 1999 Annual Meeting and until their successors are elected and qualify. If for any reason any of those nominees is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted at the meeting for the election of the other nominees and may be voted for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.

       INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; the period of service as a director of the Corporation (or a predecessor corporation); other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

--------------------------------------------------------------------------------
               NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2002
--------------------------------------------------------------------------------

                  DONALD R. BEALL           DIRECTOR SINCE 1978           AGE 60

 [PICTURE]        Retired Chairman of the Board and Chief Executive Officer.
                  Mr. Beall is Chairman of the Executive Committee of the Board and a member of the Board Composition and Science and Technology Committees of the Board. He retired as Chairman of the Board in February 1998 after serving as Chief Executive
                  Officer from February 1988 to September 1997 and as President and Chief Operating Officer from 1979 to 1988. He is a director of Conexant Systems, Inc., Meritor Automotive, Inc.,
                  The Procter & Gamble Company and The Times Mirror Company. He is a trustee of the California Institute of Technology, a member of the Foundation Board of Trustees at the University of California-Irvine and an Overseer of the Hoover
                  Institution. He is also a member of The Business Council and numerous professional, civic and entrepreneurial organizations.

--------------------------------------------------------------------------------

                  BRUCE M. ROCKWELL          DIRECTOR SINCE 1969          AGE 59

 [PICTURE]        Vice Chairman, First of Michigan Corporation (Investment
                  Banking). Mr. Rockwell is Chairman of the Environmental and
                  Social Responsibility Committee and a member of the Board
                  Composition and Compensation and Management Development
                  Committees of the Board. He joined First of Michigan
                  Corporation in 1961 and in 1965 was appointed Assistant Vice
                  President and manager of the bond underwriting department. Mr.
                  Rockwell was elected Vice President in 1967, and Senior Vice
                  President in 1983, assuming his present position in March
                  1998. He is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  ROBERT B. SHAPIRO                                       AGE 60

 [PICTURE]        Chairman and Chief Executive Officer, Monsanto Company
                  (Agricultural Products, Pharmaceuticals and Food Ingredients).
                  Mr. Shapiro has been Chairman and Chief Executive Officer of
                  Monsanto Company since 1995. He previously served as President and Chief Operating Officer from 1993 to 1995; Executive Vice
                  President and President of the Agricultural Group of Monsanto
                  Company from 1990 to 1993. Mr. Shapiro is a member of the Board of Directors of Citigroup Inc., Silicon Graphics, Inc., and Barnes-Jewish Hospital. He also is a Trustee of Washington
                  University and a member of The Business Council and The
                  Business Roundtable.

--------------------------------------------------------------------------------

                  JOSEPH F. TOOT, JR.         DIRECTOR SINCE 1977         AGE 63

 [PICTURE]        Chairman of the Executive Committee--Board of Directors, The
                  Timken Company (Tapered Roller Bearings and Specialty Steel).
                  Mr. Toot is Chairman of the Audit Committee and a member of the Board Composition and Compensation and Management
                  Development Committees of the Board. He joined The Timken
                  Company in 1962 and served in various senior executive positions until his election as Vice President-International
                  Operations in 1967. Mr. Toot became a director of Timken in 1968, was elected Executive Vice President in 1973, President in 1979 and Chief Executive Officer in 1992. He retired as
                  President and Chief Executive Officer in December 1997. Mr.
                  Toot has also served as a director, officer, trustee or member of various community, charitable and philanthropic organizations.

--------------------------------------------------------------------------------
                NOMINEE FOR DIRECTOR WITH TERM EXPIRING IN 2000
--------------------------------------------------------------------------------

                  WILLIAM S. SNEATH          DIRECTOR SINCE 1979          AGE 72

 [PICTURE]        Retired Chairman of the Board and Chief Executive Officer,
                  Union Carbide Corporation (Chemicals). Mr. Sneath is Chairman of the Compensation and Management Development Committee and a member of the Audit, Board Composition, and Executive
                  Committees of the Board. He joined Union Carbide Corporation in 1950, was elected Treasurer in 1961, became a Vice
                  President and Chief Financial Officer in 1965, a director in 1969 and President and Chief Operating Officer in 1971. Mr.
                  Sneath served as Chairman of the Board and Chief Executive
                  Officer of Union Carbide from January 1977 until his retirement in December 1981. Mr. Sneath is a member of The
                  Business Council.

--------------------------------------------------------------------------------
                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2000
--------------------------------------------------------------------------------

                  JAMES CLAYBURN LA FORCE, JR.     DIRECTOR SINCE 1980    AGE 70

 [PICTURE]        Dean Emeritus, John E. Anderson Graduate School of Management,
                  University of California, Los Angeles. Dr. La Force is a member of the Audit, Environmental and Social Responsibility and Science and Technology Committees of the Board. After joining the UCLA faculty as an Assistant Professor of Economics in 1962, he became an Associate Professor in 1967 and a full Professor in 1971. He was Chairman, Department of Economics from 1969 until 1978, and Dean, John E. Anderson
                  Graduate School of Management from 1978 until June 1993. He is a director of The BlackRock Funds, Imperial Credit Industries,
                  Inc., Jacobs Engineering Group, Inc., Motor Cargo Industries,
                  Inc., Payden & Rygel Investment Trust, Provident Investment
                  Council Mutual Funds and The Timken Company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  JOHN D. NICHOLS           DIRECTOR SINCE 1988           AGE 68

 [PICTURE]        Retired Chairman of the Board and Chief Executive Officer,
                  Illinois Tool Works Inc. (Engineered Components and Industrial
                  Systems and Consumables). Mr. Nichols is Chairman of the
                  Science and Technology Committee and a member of the Audit and Compensation and Management Development Committees of the
                  Board. He joined Illinois Tool Works in 1980 as Executive Vice
                  President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief
                  Executive Officer from 1982 through August 1995. From 1969 through 1979, he was Executive Vice President and Chief
                  Operating Officer of Aerojet-General Corporation. He is a director of Household International and Philip Morris
                  Companies Inc. He serves as Chairman of the Art Institute of
                  Chicago and an Overseer of Harvard University.

--------------------------------------------------------------------------------
                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2001
--------------------------------------------------------------------------------

                  GEORGE L. ARGYROS          DIRECTOR SINCE 1997          AGE 61

 [PICTURE]        Chairman and Chief Executive Officer, Arnel & Affiliates
                  (Diversified Investment Company). Mr. Argyros is a member of the Board Composition and Science and Technology Committees of the Board. Mr. Argyros has been Chairman and Chief Executive
                  Officer of Arnel & Affiliates since 1968. Currently he is also a General Partner and the principal financial partner of Westar Capital, a private investment company. Mr. Argyros was a co-owner of AirCal from 1981 to 1987 and owner of the Seattle Mariners Baseball Team from 1981 to 1989. From 1990 to
                  1993, he served on the Board of the Federal Home Loan Mortgage
                  Corporation. Mr. Argyros is a board member of First American
                  Financial Corporation, The Newhall Land and Farming Company and USCS International, Inc. He also serves as a board member of a number of civic and community organizations.

--------------------------------------------------------------------------------

                  DON H. DAVIS, JR.          DIRECTOR SINCE 1995          AGE 59

 [PICTURE]        Chairman of the Board and Chief Executive Officer. Mr. Davis
                  is a member of the Executive Committee of the Board. He has been Chairman of the Board since February 1998 and Chief
                  Executive Officer since October 1997. He was President from
                  July 1995 to October 1997. He was named Senior Vice
                  President--Automation of the Corporation in June 1993 and an Executive Vice President and Chief Operating Officer in
                  January 1994. Mr. Davis is a director of Ingram Micro, Inc.
                  and Sybron International Corporation. He is a member of The
                  Business Council, The Business Roundtable, former Chairman of the Board of Governors of the National Electrical
                  Manufacturers Association and also a director, trustee or member of a number of other business, educational and civic organizations.

--------------------------------------------------------------------------------

                  WILLIAM H. GRAY, III         DIRECTOR SINCE 1994        AGE 57

 [PICTURE]        President and Chief Executive Officer, The College Fund/UNCF
                  (Educational Assistance). Mr. Gray is a member of the Board
                  Composition and Environmental and Social Responsibility
                  Committees of the Board. He has been President of The College
                  Fund/UNCF since September 1991 and senior minister, Bright
                  Hope Baptist Church in Philadelphia since 1972. He served in
                  Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter's College and Temple University. Mr. Gray is a director of CBS Corporation, Chase Manhattan Corporation,
                  Electronic Data Systems Corporation, MBIA, Inc., Prudential
                  Insurance Company of America, Union Pacific Corporation and
                  Warner-Lambert Company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  WILLIAM T. McCORMICK, JR.      DIRECTOR SINCE 1989      AGE 54

 [PICTURE]        Chairman of the Board and Chief Executive Officer, CMS Energy
                  Corporation (Diversified Energy Company). Mr. McCormick is a member of the Compensation and Management Development and Science and Technology Committees of the Board. He has been Chairman of the Board and Chief Executive Officer of CMS
                  Energy Corporation since November 1985. Before joining CMS, he had been Chairman and Chief Executive Officer of American
                  Natural Resources Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation.
                  Mr. McCormick is a director of Bank One Corporation and Schlumberger Ltd. Among his other activities, he serves as a director of the Edison Electric Institute and the National
                  Petroleum Council.

--------------------------------------------------------------------------------

                       BOARD OF DIRECTORS AND COMMITTEES

     The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. In the 1998 fiscal year, the Board held eight meetings. Average attendance by incumbent directors at Board and Committee meetings was 95%, and all of the directors attended 81% or more of the meetings of the Board and the Committees on which they served.

     The Audit Committee is composed of five non-employee directors. Among its functions, it reviews the scope and effectiveness of audits of the Corporation by the independent public accountants and by the Corporation's internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Corporation, subject to approval of the shareowners; reviews the audit plans of the independent public accountants and the Corporation's internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Corporation's annual financial statements before their release; reviews the adequacy of the Corporation's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by the employees of the Corporation with the Corporation's standards of business conduct policies. The Committee met four times during the 1998 fiscal year.

     The principal functions of the Board Composition Committee are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors and reports thereon to the Board. The Committee, which is composed of five non-employee directors, met once during the 1998 fiscal year. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters in Costa Mesa, California, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

     The six members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation's senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation's compensation plans, to review and approve senior executive compensation and to administer the Corporation's incentive, deferred compensation, stock option and long-term incentives plans including the Annual Incentive Compensation Plan for Senior Executive Officers, pursuant to the terms of the respective plans. The Committee met four times during the 1998 fiscal year.

     The Environmental and Social Responsibility Committee, which is composed of three non-employee directors, reviews and assesses the Corporation's policies and practices in the following areas: employee

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

relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met twice during the 1998 fiscal year.

     The Executive Committee, which is composed of the Chairman of the Board and three non-employee directors of the Corporation, has and is empowered to exercise, when the Board of Directors is not in session, all the powers of the Board except certain reserved powers. The powers reserved to the full Board of Directors include (1) fixing the number of directors, (2) filling vacancies in the Board, (3) amending the By-Laws or Certificate of Incorporation, (4) declaring dividends, (5) forming committees of the Board, (6) adopting a merger agreement or (7) recommending to shareowners a sale of all or substantially all the Corporation's assets or its dissolution. The Committee, which was formed following the 1998 Annual Meeting, did not meet during fiscal 1998 but acted on one occasion by unanimous written consent in lieu of a meeting.

     The principal function of the Science and Technology Committee, which is composed of six non-employee directors, is to review and monitor science and technological activities of the Corporation. The Committee met twice during the 1998 fiscal year.

     During the 1998 fiscal year, non-employee directors of the Corporation received an annual retainer of $33,000 for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on each other Board committee. Each non-employee director (except Mr. Beall) also received a grant of 400 shares of Common Stock immediately after the 1998 Annual Meeting of Shareowners. At the same date, each non-employee director (other than Messrs. La Force and Sneath, who are ineligible for option grants) received a grant of options under the Directors Stock Plan to purchase 1,000 shares of Common Stock. Mr. Beall, who became a non-employee director upon his retirement as an employee of the Corporation in June 1998, received a grant of 300 shares of Common Stock and options to purchase 750 shares of Common Stock at that time. In accordance with the Directors Stock Plan, the options granted to Mr. Beall and each other director to whom an option grant was made were exercisable at $48.4375 per share and $56.9375 per share, respectively, the closing market prices on the respective dates of grant, and become exercisable in three substantially equal installments on the first, second and third anniversaries of the respective grant dates. The average of retainer fees (including the annual stock grants) paid or deferred to non-employee directors for the 1998 fiscal year was $66,200 (determined by valuing the February and June 1998 stock grants at $56.9375 and $48.4375 per share, respectively, the closing price on the respective dates the shares were issued). In addition, the stock options granted under the Directors Stock Plan to Mr. Beall and to each other director to whom a grant was made had a grant date value of $16.65 and $18.93 per option share, respectively, based on the number of option shares granted and Black-Scholes option pricing methodology using the following assumptions and inputs: options exercised after 7-1/2 years, five-year weighted average stock price volatility and dividend yield of 0.2990 and 2.13% (for the June grant) and 0.2890 and 2.21% (for the February grant), respectively, and an interest rate of 5.54% (for the June grant) and 5.53% (for the February grant), which was the zero coupon 7-1/2 year Treasury bond rate at the respective dates of grant.

     Under the terms of the directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the Directors Stock Plan, each director has the opportunity each year to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price on the New York Stock Exchange--Composite Transactions on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

     Under the directors' retirement policy in effect prior to December 1995 and continued only for then retired directors and then current directors who were at least age 67 (including Messrs. La Force and Sneath) and thus not eligible to receive stock option grants under the Directors Stock Plan, the Corporation enters into consulting agreements with retired directors who had at least five years of Board service and had not been employees of the Corporation during the ten years prior to retirement. The consulting agreements provide an annual fee equal to the Board retainer fee and continue for the lesser of ten years (or if less, the number of years of Board service of a director who retires before age 72) or life.

     The Corporation has entered into an agreement with Mr. Beall providing for his continued availability as an advisor to the Corporation's management following his retirement through September 30, 1999 (subject to extension) with compensation at an annual rate of $600,000. In addition, Mr. Beall will continue to be covered under certain medical benefit plans, to have the use of an automobile and, subject to availability, the use of the Corporation's aircraft for business travel. He also will be reimbursed for memberships in certain clubs and will have the use of office facilities and secretarial assistance.

     The Corporation and its subsidiaries during the 1998 fiscal year had purchases of approximately $18.7 million in the normal course of business from The Timken Company, of which Mr. Toot was President and Chief Executive Officer through December 1997. Based on the Corporation's knowledge of prevailing market conditions and prices for the goods and services involved, the Corporation believes that such transactions were on terms as favorable to the Corporation as those which might have been obtained from entities with which a director of the Corporation was not associated.

                  OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

     The following table shows the beneficial ownership, reported to the Corporation as of December 4, 1998, of the Corporation's Common Stock, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director, each nominee for director, each executive officer listed in the table on page 10 and, as a group, of such persons and other executive officers.

                                                                     Beneficial Ownership on
                                                                        December 4, 1998
                                                               -----------------------------------
                                                                                        Percent of
                            Name                               Shares(1)                 Class(2)
                            ----                               ---------                 --------
George L. Argyros...........................................     11,774(3)                  --
Donald R. Beall.............................................  1,784,132(4,5,6)             0.9
Richard M. Bressler.........................................     11,652(3,5)                --
Don H. Davis, Jr............................................    647,112(4,5,7)             0.3
William H. Gray, III........................................      3,634(3,5)                --
James Clayburn La Force, Jr.................................      2,700(3,8)                --
William T. McCormick, Jr....................................      9,187(3,5)                --
John D. Nichols.............................................     12,862(3,5)                --
Bruce M. Rockwell...........................................     43,499(5)                  --
Robert B. Shapiro...........................................         --                     --
William S. Sneath...........................................      4,600                     --
Joseph F. Toot, Jr..........................................     16,428(3,5)                --
W. Michael Barnes...........................................    488,977(3,4,5)             0.3
William J. Calise, Jr.......................................    170,273(3,4,5)             0.1
Dwight W. Decker............................................     77,202(4,5,9)              --
Jodie K. Glore..............................................    177,288(4,5,9)             0.1
All of the above and other executive
  officers as a group (30 persons)..........................   4,184,957(4,5,8)            2.2

---------

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 0.1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3) Includes 1,189, 1,784, 728, 1,200, 1,200, 2,490 and 800 shares granted as restricted stock under the Directors Stock Plan for Messrs. Argyros, Bressler, Gray, La Force, McCormick, Nichols and Toot, respectively, and 4,000 shares granted in December 1996 as restricted stock under the 1995 Long-Term Incentives Plan to each of Messrs. Barnes and Calise.

(4) Includes shares held under the Corporation's savings plans as of November 30, 1998. Does not include 11,450, 6,665, 1,925, 838, 2,204, 1,003 and
    31,138 share equivalents for Messrs. Beall, Davis, Barnes, Calise, Decker, Glore and the group, respectively, held under the Corporation's supplemental savings plans as of November 30, 1998.

(5) Includes shares which may be acquired upon the exercise of outstanding stock options within 60 days as follows: 1,176,091, 7,668, 556,684, 1,187, 1,187,
    7,668, 1,187, 4,428, 421,637, 154,536, 71,537, 143,229 and 3,127,121 for
    Messrs. Beall, Bressler, Davis, Gray, McCormick, Nichols, Rockwell, Toot, Barnes, Calise, Decker, Glore and the group, respectively.

(6) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    251,012 shares (including 230,858 shares underlying stock options) held for the benefit of family members and 10,000 shares owned by The Beall Family Foundation, of which Mr. Beall is President and a director. Does not include 288,209 shares that may be acquired on exercise of stock options assigned to family members who are the beneficial owners.

(7) Includes 14,166 shares granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995 and 7,792 shares granted as restricted stock in partial payment of a bonus for fiscal year 1997.

(8) Includes shares held jointly, or in other capacities, as to which in some cases beneficial ownership is disclaimed.

(9) Includes 8,205 and 23,359 shares granted to Messrs. Decker and Glore, respectively, as restricted stock in partial payment of long-term incentive payments earned for three-year performance periods ended September 30, 1997.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Corporation for the fiscal years ended September 30, 1998, 1997, and 1996, of those persons who were (i) the chief executive officer at any time during fiscal 1998, (ii) the other four most highly compensated executive officers of the Corporation at September 30, 1998 and (iii) any other persons who were executive officers at any time during fiscal 1998 and would have been included under clause (ii) if they had remained executive officers at September 30, 1998 (the Named Officers):

                           SUMMARY COMPENSATION TABLE

                                                                                                                    All Other
                                     Annual Compensation                        Long-Term Compensation           Compensation(1)
                         --------------------------------------------   --------------------------------------   ---------------
                                                                                 Awards              Payouts
                                                                        -------------------------    -------
                                                                        Restricted
                                                            Other          Stock         Stock      Long-Term
  Name and Principal                                        Annual        Awards        Options     Incentive
       Position          Year    Salary      Bonus(2)    Compensation    (Shares)     (Shares)(3)   Payouts(4)
       --------          ----    ------      --------    ------------    --------     -----------   ----------
Don H. Davis, Jr.......  1998  $  775,000   $      -0-     $21,502           --         200,000     $      -0-     $      -0-
  Chairman of the        1997     641,667      875,000(5)   26,005           --         131,205            -0-         64,709
  Board & Chief          1996     600,000      760,000      35,189           --         151,879            -0-         57,234
  Executive Officer(6)

W. Michael Barnes......  1998     440,000          -0-      25,369           --          70,000            -0-            -0-
  Senior Vice            1997     417,500      525,000      62,293(7)     4,000          79,864            -0-         78,243
    President,           1996     393,333      475,000      25,220           --          97,203            -0-         37,406
  Finance & Planning
  & Chief Financial
  Officer

William J. Calise, Jr..  1998     364,167          -0-      46,296           --          50,000            -0-         13,623
  Senior Vice            1997     345,417      360,000      23,525        4,000          51,341            -0-         29,686
    President,           1996     328,333      325,000      22,354           --          54,676            -0-         18,437
  General Counsel and
  Secretary

Dwight W. Decker.......  1998     357,405          -0-      16,998           --          30,000            -0-            -0-
  Senior Vice President  1997     305,039      300,000      17,278           --          85,568      1,041,013(8)      39,558
  and President,         1996     247,116      350,000       9,952           --         127,577        600,000         18,504
  Rockwell
  Semiconductor
  Systems(9)

Jodie K. Glore.........  1998     415,000      240,000      16,635           --          40,000        751,870            -0-
  Senior Vice President  1997     385,000      375,000      16,610           --          39,931      1,715,225(8)      29,640
  and President and      1996     361,667      300,000      16,596           --          48,601        560,000         23,620
  Chief Operating
  Officer, Rockwell
  Automation(10)

---------

  (1) Amounts contributed or accrued for fiscal years 1998, 1997 and 1996 for the Named Officers (other than Mr. Glore) under the Corporation's Savings Plan and the related supplemental savings plan and amounts contributed or accrued for Mr. Glore under Allen-Bradley's Employee Savings Plan for Salaried Employees and the related supplemental savings plan.

  (2) Amounts awarded, even if deferred, out of general corporate funds for Mr. Glore for fiscal 1998; under the Annual Incentive Compensation Plan for Senior Executive Officers for Messrs. Davis, Barnes, Decker and Glore for fiscal 1997 and for

      Messrs. Davis, Barnes, Calise and Glore for fiscal 1996; and under the Incentive Compensation Plan for Mr. Calise for fiscal 1997 and for Mr. Decker for fiscal 1996.

  (3) Shares reflect anti-dilution adjustments made December 6, 1996 and September 30, 1997 to preserve the intrinsic value of options following the reorganization of the Corporation in connection with the divestiture of the Aerospace and Defense businesses and the pro-rata distribution of shares of Meritor Automotive, Inc., respectively.

  (4) Cash and market value of Common Stock paid in respect of performance units granted under business unit long-term incentive plans for the three-year performance periods ended September 30, 1998, 1997 and 1996 for Mr. Glore and September 30, 1997 and 1996 for Mr. Decker.

  (5) Mr. Davis's bonus for 1997 was paid in part by delivery of 7,792 shares of restricted Common Stock, valued at the closing price on the New York Stock Exchange--Composite Transactions on December 3, 1997, the date of the bonus award and payment ($48.125).

  (6) President & Chief Executive Officer from October 1997 to February 1998; and President & Chief Operating Officer from July 1995 to October 1997.

  (7) Includes amounts paid in connection with the relocation of Mr. Barnes's residence as a result of the relocation of the Corporation's World Headquarters from Seal Beach to Costa Mesa, California, consisting of $18,877 in respect of a portion of the loss on the sale of his residence and $17,217 in respect of taxes incurred on that payment under the Corporation's relocation policy. These were paid in addition to amounts payable under the Corporation's relocation policy applicable to all eligible salaried employees in connection with the relocation of the Corporation's World Headquarters.

  (8) Long-term incentive payments to Messrs. Decker and Glore for three-year performance periods ended September 30, 1997 were paid in part by delivery of 8,205 and 23,359 shares, respectively, of restricted Common Stock, valued at the closing price on the New York Stock Exchange--Composite Transactions on November 28, 1997, the date specified for that purpose in the Corporation's 1995 Long-Term Incentives Plan ($48.75).

  (9) Senior Vice President and President, Rockwell Semiconductor Systems and Electronic Commerce from March 1997 through June 1998; President, Rockwell Semiconductor Systems prior to March 1997.

 (10) Mr. Glore resigned in October 1998 to pursue other career interests. He will be eligible to receive payments in respect of outstanding performance units under the 1995 Long-Term Incentives Plan, prorated for his service through October 1998. Through October 1999, Mr. Glore will continue to receive salary payments, to be covered under certain medical benefit plans, to have the use of an automobile and to be reimbursed for certain club memberships.

                                 OPTION GRANTS

     Shown below is further information on grants to the Named Officers of stock options pursuant to the 1995 Long-Term Incentives Plan during the fiscal year ended September 30, 1998, which are reflected in the Summary Compensation Table on page 10. No stock appreciation rights were granted during fiscal 1998.

                                                                                                           Grant Date
                                          Individual Grants                                                   Value
-----------------------------------------------------------------------------------------------------      ----------
                                          Number of
                                         Securities     Percentage of
                                         Underlying     Total Options
                                           Options        Granted to       Exercise or
                                           Granted       Employees in      Base Price      Expiration      Grant Date
                 Name                    (Shares)(1)     Fiscal 1998       (Per Share)        Date      Present Value(2)
                 ----                    -----------     -----------       -----------     ----------   ----------------
Don H. Davis, Jr......................     200,000           6.60%           $48.125        12/3/07        $3,244,000
W. Michael Barnes.....................      70,000           2.31%            48.125        12/3/07         1,135,400
William J. Calise, Jr.................      50,000           1.65%            48.125        12/3/07           811,000
Dwight W. Decker......................      30,000            .99%            48.125        12/3/07           486,600
Jodie K. Glore........................      40,000           1.32%            48.125        12/3/07           648,800

---------

(1) All the Named Officers were granted options on December 3, 1997 that become exercisable in three substantially equal annual installments beginning December 3, 1998.

(2) These values are based on the Black-Scholes option pricing model which produces a per option share value of $16.22 for the December 3, 1997 grant, using the following assumptions and inputs: options exercised after 7-1/2 years, five-year weighted average stock price volatility and dividend yield of 0.2877 and 2.26% and an interest rate of 5.895%, which was the zero coupon 7-1/2-year Treasury bond rate at date of grant. The actual value, if any, the executive officer may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

     The Black-Scholes option pricing methodology, on which the present value of the stock options granted to the Named Officers is based, attempts to portray the value of an option at the date of grant. While the options have no value if the stock price does not increase, were the $16.22 present value of the possible future gains on the options granted December 3, 1997 used to derive a future stock price at the end of the 7-1/2-year period when it is assumed the options would be exercised, the shareowners of the approximately 204 million shares outstanding on the grant date of those options (assuming that number of shares remains outstanding) would realize aggregate appreciation of $5,086 million compared to aggregate appreciation on the options of $10 million for the Named Officers (assuming that they held their options or the shares acquired on exercise thereof for the whole 7-1/2-year period).

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to (i) exercises by the Named Officers during fiscal 1998 of options to purchase the Corporation's Common Stock granted under the 1995 Long-Term Incentives Plan or the 1988 Long-Term Incentives Plan and (ii) the unexercised options to purchase the Corporation's Common Stock granted to the Named Officers in fiscal 1998 and prior years under any of those plans and held by them at September 30, 1998.

                                                        Number of Unexercised           Value of Unexercised
                                                           Options Held At             In-the-Money Options At
                            Shares                       September 30, 1998             September 30, 1998(1)
                           Acquired       Value      ---------------------------   -------------------------------
         Name            on Exercise     Realized    Exercisable   Unexercisable   Exercisable       Unexercisable
         ----            -----------     --------    -----------   -------------   -----------       -------------
Don H. Davis, Jr.........       --              --      425,657(2)    308,097(3)   $2,574,963(2)              --(3)
W. Michael Barnes........   46,710      $1,351,980      360,615       125,645(3)    2,430,190                 --(3)
William J. Calise, Jr....       --              --      102,529       102,454         355,344                 --
Dwight W. Decker.........       --              --       41,905       213,389         141,688                 --
Jodie K. Glore...........       --              --      100,386        82,821         285,166                 --

---------

(1) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Corporation's Common Stock on September 30, 1998 ($36.25).

(2) Excludes 36,450 exercisable options with a value of $252,609 granted to Mr. Davis, that have been assigned to or for the benefit of family members and are not attributable to him pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(3) Excludes 30,000 unexercisable options with a zero value granted to each of Messrs. Davis and Barnes, that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

                            LONG-TERM INCENTIVE PLAN

     Shown below is information with respect to grants made to Messrs. Decker and Glore under the Rockwell Semiconductor Systems and Rockwell Automation business unit long-term incentive plans, respectively, during the fiscal year ended September 30, 1998. No grants of performance units under any long-term incentive plan were made to any of the other Named Officers during fiscal 1998.

                                                              Performance
                                                               or Other         Estimated Future Payouts Under
                                          Number of          Period Until        Non-Stock-Price Based Plans
                                        Shares, Units         Maturation      ----------------------------------
               Name                  or Other Rights(1,2)     or Payment      Threshold   Target(2)   Maximum(2)
               ----                  --------------------     ----------      ---------   ---------   ----------
Dwight W. Decker(3)................        $500,000         10/1/97-9/30/00      $0       $500,000    $1,639,000
Jodie K. Glore.....................        $560,000         10/1/97-9/30/00      $0        560,000     1,680,000

---------

(1) Potential awards for target performance expressed as cash payouts.

(2) Before application of stock price change modifier.

(3) The potential awards granted in 1997 and 1998 to Mr. Decker for the three year performance periods ending September 30, 1999 and 2000, respectively, will be cancelled without payment upon completion of the spin-off of the Semiconductor Systems business.

     Under the plans, which are supplementary performance plans established pursuant to the Corporation's 1995 Long-Term Incentives Plan, the Corporation's Compensation and Management Development Committee establishes performance periods of at least three fiscal years duration and performance objectives therefor and grants potential awards expressed as cash payouts to key employees of the respective businesses. Participants, including Messrs. Decker and Glore, earn awards upon conclusion of the applicable performance period (which may vary from 0% to 327.8% and 300% of the potential award for the Rockwell Semiconductor Systems and Rockwell Automation plans, respectively) based on achieving levels of consolidated net sales and return on sales, modified by levels of return on assets, set by the Compensation and Management Development Committee for the performance period, provided that these businesses achieve at least minimum threshold levels established by the Committee. The award payouts are further modified by the percentage change in Rockwell's stock price over the three-year performance period of the plans, which may increase or decrease the payout finally awarded. At the discretion of the Committee, payouts may be made wholly or partly by delivering shares of the Corporation's stock valued at the current fair market value on the payment date.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee of the Board of Directors, which consists entirely of non-employee directors, has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY

     Under the Committee's supervision, the Corporation has developed and implemented compensation policies, plans and programs intended to "pay for performance." The Committee sets base salaries generally somewhat below the median of other major U.S. industrial companies, and provides opportunity for above-median compensation through the Corporation's annual and long-term incentive plans which depend heavily on corporate, business unit and individual performance. The Committee considers the total compensation (earned or potentially available) of each of the Named Officers and the other senior executives in establishing each element of compensation. The Committee also considers advice it periodically receives from independent compensation consultants concerning the Corporation's compensation programs in comparison with those of other companies which the consultants believe compete with the Corporation for executive talent.

EMPLOYEE STOCK OWNERSHIP

     The Committee believes the focus on "pay for performance" is sharpened by aligning closely the financial interests of the Corporation's key executives with those of the shareowners. Accordingly, it has set the following minimum Ownership Guidelines (multiple of base salary):

                                                            Common Stock
                                                            Market Value
                                                            ------------
          - Chief Executive Officer                              5
          - Major Business Unit Heads and Senior Vice
            Presidents                                           3
          - Other Business Unit Heads and other senior
            executives                                          1.5

     Only shares owned directly (including restricted shares) or through the Corporation's savings plans, but not shares subject to unexercised stock options, are considered for determining whether an executive meets the Guidelines. At September 30, 1998, the 31 executives subject to the Guidelines owned an aggregate of 398,366 shares (including share equivalents under the Corporation's supplemental savings plans) of the Corporation's Common Stock, with an aggregate market value of $14.4 million. The ownership by 29% of the executives meets the Guidelines. All of the executives who do not meet the Guidelines had received a significant promotion or were newly hired and thus were within the eight-year transition period for meeting the Guidelines.

COMPONENTS OF THE CORPORATION'S COMPENSATION PLANS

     - BASE SALARY--The Committee reviewed and approved the Chief Executive Officer's base salary and an annual salary plan for the Corporation's other senior executives near the beginning of the 1998 fiscal year. In its review of salary actions, the Committee considers the following: (1) industry, peer group and national surveys of other major U.S. industrial companies; (2) reports of the independent compensation consultants who advise the Committee; and (3) performance judgments as to the past and expected future contributions of the individual senior executives.

     - ANNUAL INCENTIVES--In the early part of each fiscal year, the Committee reviews with the Chief Executive Officer the Corporate Goals and Objectives. These include measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. After the end of the year, the Committee evaluates the Corporation's performance and considers the results together with the contributions made by and the levels of responsibility of the individual executives in awarding annual incentive compensation. The incentive compensation for executives responsible for the management of business units is largely determined by the extent to which the respective business unit achieves goals established at the beginning of each year tailored to the particular business unit.

     The following table shows the Corporation's performance against its principal 1998 financial goals:

                                     Corporate     Continuing        Semiconductor         Other
        Performance Measure            Goal      Operations(1)    Systems Business(2)    Items(3)    Total Rockwell
        -------------------          ---------   --------------   --------------------   ---------   --------------
Operating earnings (loss)
  (in millions).....................                 $ 879               $ (274)          $ (904)(5)     $ (299)(5)
Net income (loss) (in millions)....                  $ 462               $ (159)          $ (730)        $ (427)
Earnings per Share.................   $ 3.05         $2.33               $(0.80)          $(3.69)        $(2.16)
Return on Equity...................       13%           16%(4)              (15)%                         (10.6)%
Operating cash flow
  (in millions)....................   $1,000         $ 723               $  102                          $  825
Sales growth.......................        5%            6%                 (14)%                             2%

---------

(1) Before charges for purchased research and development and special charges aggregating $700 million before tax ($571 million after tax) and the cumulative effect of an accounting change of $27 million before tax ($17 million after tax).

(2) Excludes $57 million before tax ($36 million after tax) accrued in respect of estimated operating losses and special charges for the first quarter of fiscal 1999, $147 million ($90 million after tax) of special charges and $18 million ($16 million after tax) of spin-off related costs.

(3) Includes the charges for purchased research and development, special charges and accounting change related to continuing operations and the first quarter operating loss, special charges and spin-off related costs related to discontinued operations.

(4) Excludes the equity from the Semiconductor Systems business.

(5) The Semiconductor Systems spin-off transaction costs and accounting change are excluded from operating earnings (loss) amounts.

     Although the Corporation's 1998 operating earnings and net income from continuing operations, in each case before the charges for purchased research and development and special charges, including those for restructurings, were $879 million and $462 million, respectively, the formulas under the Corporation's annual incentive plans, which are based on net income before income taxes, provided no incentive funds for payment of bonuses for 1998 due to the restructuring charges. After careful consideration, the Committee concluded that the Corporation's 1998 results merit significant reductions but not total elimination of annual incentive compensation payments. The Committee noted that the special charges which caused the elimination of the formula incentive funds were nonrecurring charges associated with strategic restructuring actions intended to position the Corporation for growth and greater profitability. Moreover, the Company's two largest businesses approached or exceeded their goals before special charges. The Committee also recognized the importance of retaining key executives. Accordingly, the Committee determined to award most executives annual incentive compensation out of general corporate funds. In the aggregate, annual incentive compensation awards to all executives for 1998 were 58% of the aggregate awards for 1997.

     In view of the disappointing performance of the Corporation in fiscal 1998, the Committee determined to award no annual bonuses to the Named Officers responsible for the management of the Corporation as a whole (Messrs. Davis, Barnes and Calise) or to Mr. Decker, who is responsible for the management of the Semiconductor Systems business.

     - LONG-TERM INCENTIVES--The Corporation's 1995 Long-Term Incentives Plan provides the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually, the Committee evaluates the type of long-term incentive it believes is most likely to achieve the Corporation's total compensation objectives.

     From 1992 through 1998, long-term incentives for senior and middle-management corporate staff executives have been provided through stock option grants, and long-term incentives for key executives in the Corporation's businesses have been provided through business unit performance plans, with the business unit presidents receiving their long-term incentive opportunities one-half through stock option grants and one-half through grants under the respective performance plan.

     In December 1997, the Committee established four business unit performance plans for three-year performance periods ending September 30, 2000 under which potential compensation is determined by achieving levels of sales growth, return on sales and return on assets and further modified by the change in the Rockwell stock price during the performance period.

     In determining the grants of stock options in fiscal 1998 to the individual senior executives, including the Named Officers other than the Chief Executive Officer (whose award was separately determined by the Committee), the Committee reviewed with the Chief Executive Officer the recommended individual awards, taking into account relevant survey data and the respective scope of accountability, strategic and operational goals, and anticipated contributions of each of the members of the senior management group.

     As a result of the sale of the Aerospace and Defense businesses, the spin-off of the Automotive business and the planned spin-off of the Semiconductor Systems business, the Corporation has become more focused. The Committee therefore determined to change the form of future long-term incentives for senior and middle-management executives. Beginning with grants made for fiscal 1999, long-term incentives for all senior and middle-management executives will be provided solely through stock option grants, and those grants will be made near the beginning of the fiscal year. The Committee believes that stock option grants will better meet the objectives of the long-term incentive plans, including particularly alignment of management's interests with those of the shareowners.

     - COMPENSATION DEDUCTIBILITY--Under Internal Revenue Code Section 162(m), a publicly held company may not deduct in any taxable year compensation in excess of one million dollars paid in that year to its Named Officers unless the compensation is "performance based." Grants of stock options and awards under the Annual Incentive Compensation Plan for Senior Executive Officers are considered "performance based" compensation. Since the Committee retains discretion with respect to base salaries, other annual incentive compensation awards and awards under the business unit long-term incentive plans, those elements would not qualify as "performance based" compensation for these purposes. During fiscal 1998, none of the Named Officers received compensation that is not deductible under this provision except Mr. Glore, a portion ($423,505) of whose award under the Rockwell Automation Long-Term Incentive Plan for the three-year period ended September 30, 1998 will not be deductible.

COMPENSATION OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

     Mr. Davis' base salary was fixed at $775,000 effective October 1997 in connection with his election as Chief Executive Officer. His total annual cash compensation is substantially dependent on annual incentive compensation tied to the Committee's assessment of his and the Corporation's performance. As discussed previously, the Committee determined to award Mr. Davis no annual incentive compensation for fiscal 1998.

     In determining the number of options granted to Mr. Davis in December 1997 as future long-term incentives, the Committee took into account advice of independent compensation consultants and levels of option grants based on data as to long-term compensation (e.g., options, restricted stock, performance plans) from two surveys of other major United States industrial companies. His grant was at approximately the 33rd percentile of the companies surveyed according to the Sibson & Co. survey and at approximately the 40th percentile in the F. W. Cook & Co. Inc. survey. The Committee also considered information on Mr. Davis' total compensation and historical information regarding his long-term compensation opportunities, as well as Mr. Davis' past and expected future contributions to the Corporation's achievement of its long-term performance goals.

     The Board in Executive Session (when Mr. Davis was not present), as provided in the Corporation's Corporate Governance Guidelines, received and discussed the Committee's evaluation of the Corporation's and Mr. Davis' performance in the 1998 fiscal year.

               Compensation and Management Development Committee

William S. Sneath, Chairman                                 John D. Nichols
Richard M. Bressler                                         Bruce M. Rockwell
William T. McCormick, Jr.                                   Joseph F. Toot, Jr.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Electrical Equipment Index for the period of five fiscal years which commenced October 1, 1993 and ended September 30, 1998, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 1993, reinvestment of all cash dividends and retention of all stock exchanges and distributions.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
             ROCKWELL, S&P COMPOSITE-500 & S&P ELECTRICAL EQUIPMENT

                                                                                  S&P
MEASUREMENT PERIOD                                                             ELECTRICAL         S&P 500
(FISCAL YEAR COVERED)                                         ROCKWELL         EQUIPMENT           INDEX
1993                                                           100.00            100.00            100.00
1994                                                            97.78            104.50            103.69
1995                                                           138.48            135.00            134.53
1996                                                           168.71            192.81            161.88
1997                                                           206.60            279.86            227.36
1998                                                           137.20            314.57            247.92

THE CUMULATIVE TOTAL RETURNS ON ROCKWELL COMMON STOCK AND EACH INDEX AS OF EACH SEPTEMBER 30, 1993-1998 PLOTTED IN THE ABOVE GRAPH ARE AS FOLLOWS:

                                           1993      1994      1995      1996       1997      1998
                                           ----      ----      ----      ----       ----      ----
    Rockwell*...........................  $100.00   $ 97.78   $138.48   $168.71    $206.60   $137.20
    S&P 500 Index.......................   100.00    103.69    134.53    161.88     227.36    247.92
    S&P Electrical Equipment............   100.00    104.50    135.00    192.81     279.86    314.57

 Closing market price at fiscal
   year end.............................    36.00     34.25     47.25     56.38      67.82**   44.15**
 Dividends per common share during
   fiscal year ended September 30.......     0.96      1.02      1.08      1.16       1.20***   1.21***

---------

  * Includes the value of 0.084 share of Boeing common stock which was received on December 6, 1996 (adjusted for the 2 for 1 Boeing stock split on June 6,
    1997) for each Rockwell share then owned, and dividends thereon. Also includes the value of 0.333 share of Meritor common stock which was received on September 30, 1997 for each Rockwell share then owned, and dividends thereon.

 ** Includes the value of 0.084 share of Boeing common stock and the value of
    0.333 share of Meritor common stock.

*** Includes dividends earned on 0.042 share (0.084 share after June 6, 1997) of Boeing common stock and (in fiscal 1998) dividends earned on .333 share of Meritor common stock.

                                RETIREMENT PLANS

     The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated, under the Corporation's retirement plans which cover most officers and other salaried employees on a non-contributory basis. Such benefits reflect a reduction to recognize in part the Corporation's cost of Social Security benefits related to service for the Corporation. The Corporation's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

     Average                           Estimated Annual Retirement Benefits for Years of Service Indicated
      Annual                   ------------------------------------------------------------------------------------
     Earnings                  10 Years   15 Years    20 Years     25 Years     30 Years     35 Years     40 Years
     --------                  --------   --------    --------     --------     --------     --------     --------
    $  500,000   ............  $131,934   $197,874   $  209,985   $  222,096   $  234,207   $  246,318   $  246,318
     1,000,000   ............   265,284    397,874      422,485      447,096      471,707      496,318      496,318
     1,500,000   ............   398,634    597,874      634,985      672,096      709,207      746,318      746,318
     2,000,000   ............   531,984    797,874      847,485      897,096      946,707      996,318      996,318
     2,500,000   ............   665,334    997,874    1,059,985    1,122,096    1,184,207    1,246,318    1,246,318

     Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement.

     The credited years of service for Messrs. Davis, Barnes, Calise, Decker and Glore are 36, 30, 4, 13 and 10, respectively.

     Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation has supplemental plans which authorize the payment out of general funds of the Corporation of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections.

                             SELECTION OF AUDITORS

     The directors of the Corporation have selected the firm of Deloitte & Touche LLP as the auditors of the Corporation subject to the approval of the shareowners. Deloitte & Touche LLP, and its predecessors, have acted for the Corporation as auditors since 1934.

     Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

                                 VOTE REQUIRED

     The four nominees for election as directors to succeed the directors whose terms expire at the 1999 Annual Meeting of Shareowners and the one nominee for election as a director to fill the vacancy in the class of directors with terms that expire at the 2000 Annual Meeting of Shareowners who receive the greatest number of votes cast for the election of directors in the respective classes at that meeting by the holders of the Corporation's Common Stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation's Common Stock, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in item (b) of the accompanying Notice of 1999 Annual Meeting of Shareowners.

     Under Delaware law and the Corporation's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote "for", "against" or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of item (b) and the total number of votes cast "for" that matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may be presented at the meeting. In the event of a vote on any matters other than those referred to in items (a) and (b) of the accompanying Notice of 1998 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies. The Corporation contemplates sending to all shareowners after the meeting a report of the action taken at the meeting.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1998.

                                 ANNUAL REPORTS

     The Corporation's Annual Report to Shareowners and Annual Report on Form 10-K, including financial statements, for the fiscal year ended September 30, 1998, have been mailed to shareowners in advance of this Proxy Statement.

                SHAREOWNER PROPOSALS FOR ANNUAL MEETING IN 2000

     To be eligible for inclusion in the Corporation's proxy statement, shareowner proposals for the 2000 Annual Meeting of Shareowners must be received on or before August 31, 1999 at the Office of the Secretary at the Corporation's World Headquarters, 600 Anton Boulevard, Suite 700, P.O. Box 5090, Costa Mesa, California 92628-5090. In addition, the Corporation's By-Laws require a shareowner desiring to propose any matter for consideration of the shareowners at the 2000 Annual Meeting of Shareowners to notify the Corporation's Secretary in writing at the address listed in the preceding sentence on or after October 7, 1999 and on or before November 5, 1999.

                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Corporation without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

                                                               December 29, 1998

If you plan to attend the Annual Meeting of Shareowners TO BE HELD IN COSTA MESA, CALIFORNIA on February 3, 1999, please be sure to request an admittance card by:

- marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;

- indicating your desire to attend the meeting through the Corporation's telephone or internet voting procedure; or

- returning the enclosed request for an admittance card.

                                      PROXY
                       ROCKWELL INTERNATIONAL CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints D.R. Beall, D.H. Davis and W.S. Sneath, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, or any adjournment thereof; such proxies being directed to vote as specified or, if no specification is made, FOR the election of four nominees proposed for election as directors with terms expiring at the Annual Meeting in 2002 and election of the one nominee proposed for election as a director with term expiring at the Annual Meeting in 2000 and FOR proposal (b), and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

     To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

Comments: ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________
          (If you have written in the above space, please mark the "Comments"
                             box on the other side)

                                 (continued and to be signed, on the other side)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       You can vote in one of three ways:


1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
     2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
     3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.

[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

                                                                                                                       COMMENTS
                                                                                                                       NOTED ON
                                                                                                                     OTHER SIDE  [ ]
Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
          [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                               [WELLS FARGO LOGO]


December 29, 1998



TO THE PARTICIPANTS IN THE:

          ALLEN-BRADLEY EMPLOYEE SAVINGS AND INVESTMENT PLANS
          RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN
          ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN
          ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES

In connection with the Annual Meeting of Shareowners of Rockwell International Corporation to be held February 3, 1999, enclosed are the following:

     o Rockwell International Corporation Notice of 1999 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plans (Rockwell International Corporation Savings Plan, Rockwell Retirement Savings Plan for Certain Employees, Allen-Bradley Employee Savings and Investment Plans and Reliance Electric Company Savings and Investment Plan).

You should note that telephone and internet voting has been made available to you. Please follow the telephone or internet instructions on the Direction Card or sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January 29, 1999 so that we may vote the shares of Rockwell International Corporation that are held for your account in accordance with your instructions. If you do not properly complete your telephone or internet vote or properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote such shares as it deems proper.


Sincerely,

/s/ SUSANA R. RYAN
Susana R. Ryan
Vice President

                                 DIRECTION CARD

                 ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell International Corporation Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.


[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE
    FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
         [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

                   ROCKWELL SAVINGS PLAN FOR CERTAIN EMPLOYEES

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.


[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE
    FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
         [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

        ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR SALARIED EMPLOYEES

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell Salaried capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Salaried Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.


[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE
    FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
         [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

      ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR NON-REPRESENTED HOURLY
                                   EMPLOYEES

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Non-Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.


[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE
    FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
         [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

        ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR REPRESENTED HOURLY
                                   EMPLOYEES

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.


[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE
    FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
         [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                 DIRECTION CARD

              RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Reliance Electric Company Savings and Investment Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.


[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE
    FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
         [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                               [WELLS FARGO LOGO]


December 29, 1998



TO: PARTICIPANTS IN THE BOEING NORTH AMERICAN VOLUNTARY SAVINGS PLAN FOR CERTAIN REPRESENTED HOURLY EMPLOYEES

In connection with the Annual Meeting of Shareowners of Rockwell International Corporation to be held February 3, 1999, enclosed are the following:

     o Rockwell International Corporation Notice of 1999 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Boeing North American Voluntary Savings Plan for Certain Represented Hourly Employees.

You should note that telephone and internet voting has been made available to you. Please follow the telephone or internet instructions on the Direction Card or sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January 29, 1999 so that we may vote the shares of Rockwell International Corporation that are held for your account in accordance with your instructions. If you do not properly complete you telephone or internet vote or properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote such shares in the same proportions as it votes the shares for which timely signed Direction Cards and/or telephone and internet votes are received.


Sincerely,

/s/ SUSANA R. RYAN
Susana R. Ryan
Vice President

                                 DIRECTION CARD

            BOEING NORTH AMERICAN VOLUNTARY SAVINGS PLAN FOR CERTAIN
                          REPRESENTED HOURLY EMPLOYEES

                       TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Boeing North American Voluntary Savings Plan for Certain Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California, on February 3, 1999, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you wish to view Rockwell International Corporation's Annual Report and Proxy Statement on-line, and receive your proxy card via e-mail in the future, please visit ChaseMellon's web site registration page at HTTP://WWW.EPROXY.COM/ROK

If you wish to provide ChaseMellon with your on-line consent and e-mail address, in order to receive proxy materials on-line in the future, please sign below and return this form in the postage paid envelope provided.


[ ] I CONSENT TO RECEIVE ON-LINE ROCKWELL INTERNATIONAL PROXY MATERIALS IN THE
    FUTURE.


SIGNATURE: _____________________________________________________________________


INTERNET E-MAIL ADDRESS: _______________________________________________________

                                                                                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE  [X}

Where a vote is not specified, the Trustees will vote on the listed proposals proportionately in the same manner as the Trustee votes shares as to which it has received express direction from other Participants and will vote on such other matters as may properly come before the meeting or any adjournment thereof as it deems proper.

                                      THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                           FOR              WITHHOLD
                                       all nominees     AUTHORITY to vote
                                          listed     for all nominees listed
(a) The election of five
    directors-Nominees:
                                                                             (b) The selection of auditors  FOR   AGAINST  ABSTAIN
01  D.R. Beall       02  B.M. Rockwell
03  R.B. Shapiro     04  W.S. Sneath       [ ]                [ ]                                           [ ]     [ ]      [ ]
05  J.F. Toot, Jr.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                  I/we plan to attend the meeting.  YES      NO
                                                                                  Please send Admittance Card.      [ ]      [ ]
--------------------------------------------------------------------------------



Signature_________________________________________ Signature if held jointly___________________________ Date:_______________ , 1999

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. CALL TOLL FREE 1-800-435-6710 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR
                                       --
2.   Vote by internet at our Internet Address: http://www.eproxy.com/rok

                                       OR
                                       --
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
         [GRAPHIC]       VOTE BY TELEPHONE OR INTERNET        [GRAPHIC]
                        QUICK * * * EASY * * * IMMEDIATE

--------------------------------------------------------------------------------
          ** IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET,
                    PLEASE FOLLOW THE INSTRUCTIONS BELOW **
--------------------------------------------------------------------------------

YOUR TELEPHONE OR INTERNET INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD
     o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
     o After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.
VOTE BY PHONE:    FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
-------------     TELEPHONE 1-800-435-6710 ANYTIME. THERE IS NO CHARGE TO YOU
                  FOR THIS CALL.
          After entering your Control Number you will hear these instructions.

          OPTION #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1
          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          OPTION #2:  If you choose to vote on each proposal separately, press
                      2. You will hear these instructions:
          PROPOSAL 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2
                      To WITHHOLD FOR AN INDIVIDUAL nominee, Press 3 and listen to the instructions
          Proposal 2: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: HTTP://WWW.EPROXY.COM/ROK
----------------
    If you vote by telephone or internet,
there is no need for you to mail in your proxy.
           THANK YOU FOR VOTING.

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
        1-800-435-6710 -- ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.